Dreyfus Premier Strategic
Income Fund
SEMIANNUAL REPORT April 30, 2001


(reg.tm)





(PAGE)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


(PAGE)

                                 Contents
                                 THE FUND
--------------------------------------------------
                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Financial Futures

                            13   Statement of Options Written

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover

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                                                                       The Fund
                                                                Dreyfus Premier
                                                          Strategic Income Fund
LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Strategic Income Fund, covering the period from the fund's inception on December 29, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.

Thank you for your continued confidence and support.


Sincerely,



Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001



(PAGE)

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Strategic Income Fund perform relative to its benchmark From its inception on December 29, 2000 to the end of the semiannual reporting period on April 30, 2001, the fund achieved a 1.82% total return for Class A shares, 1.63% for Class B shares, 1.56% for Class C shares and 1.89% for Class R shares. The fund's Class A, B, C and R shares also distributed aggregate income
dividends   totaling   $0.2280,   $0.2140,   $0.2050  and  $0.2360  per  share,
respectively.(1) These returns compare to a -0.88% total return provided by the fund's benchmark, the Merrill Lynch Global Bond Index ("the Index"), for the same period.(2)

We attribute the fund's good initial performance to our security selection and duration management strategies. The fund's duration -- a measure of sensitivity to changing interest rates -- was modestly longer than that of the Index, enabling us to lock in higher yields for a slightly longer period while interest rates declined.

What is the fund's investment approach?

The fund seeks high current income. Capital appreciation is a secondary objective. Under normal market conditions, the fund will invest mainly in four areas of the bond market:

* U.S. Government securities, including U.S. Treasuries, U.S. Government agency securities and mortgage pass-through securities.

* Privately issued mortgage-related securities, including collateralized mortgage obligations, commercial mortgage-backed securities and debt issued by real estate investment trusts.

*    Domestic high yield corporate bonds.

* Debt securities of foreign issuers in developing and emerging market, including Brady bonds and loan participation interests.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of both global and U.S. economic conditions helps us establish the portfolio' s sector weightings and interest-rate sensitivity (duration, a measure of sensitivity to interest-rate changes.) If interest rates appear to be rising, we will generally reduce the fund's average duration to keep

                                                                      The Fund


(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

  cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under prevailing and expected economic conditions.

* SECURITY SELECTION. When choosing securities for investment, we review an issuer's financial strength and the current state and long-term outlook of the issuer's industry group. We may focus more on one group or security over another based on our risk/reward and value analyses. We also consider economic, interest-rate and liquidity conditions when investing.

What other factors influenced the fund's performance?

The fund was primarily influenced by a weakening global economy and falling interest rates. When the fund began operations in December 2000, the U.S. economy was slowing dramatically, as evidenced by lackluster retail sales, warnings of lower corporate earnings, declining consumer confidence and a falling stock market. The slowdown is not just a U.S. phenomenon. The U.S. slowdown has been followed by slowdowns in other countries as well. In an attempt to jump-start a rapidly slowly economy, the Federal Reserve Board lowered short-term interest rates by 50 basis points on January 3, 2001. This initial interest-rate reduction was followed by three more rate reductions during the remainder of the reporting period, each by 50 basis points, for a total reduction of 200 basis points. Because bond prices rise when yields fall, lower interest rates generally benefited the fund.

In this environment, we focused primarily on investment-grade corporate bonds and U.S. Government securities, which we believed would benefit from falling interest rates. In the corporate bond area, we emphasized bonds from well-established industrial companies with sound credit ratings. These securities benefited from a "flight to quality" in which assets flowed from a declining stock market to high quality bonds.

In the U.S. Government securities sector, we focused on mortgage-backed bonds issued by federal agencies such as the Government National Mortgage Association ("Ginnie Mae"), which we believed would be less vulnerable to homeowner refinancing than other types of mortgage-backed securities. That's because most GNMA mortgages are issued to first-time homeowners who are generally less likely to refinance or otherwise prepay their mortgages.

(PAGE)

The portfolio also included U.S. Treasury securities. The fund established small holdings of foreign dollar-denominated securities.

Throughout the period, we maintained the fund's average duration at a level that was slightly longer than that of our benchmark. This positioning worked well as interest rates did fall during the reporting period.

What is the fund's current strategy?

As of April 30, 2001, 67% of fund assets were invested in corporate bonds, 10% was devoted to U.S. Government securities, 19% was invested in mortgage-backed securities, .03% was invested in asset-backed securities and .01% in U.S. Treasury securities. However, the fund's strategy is currently evolving along with economic and market conditions.

For example, we are preparing to establish the fund's first positions in foreign currency holdings, which we expect will focus on commodity-producing markets such as Canada, Australia and New Zealand, which we expect to benefit from the increased liquidity that central banks around the globe are providing. When the monetary easings do begin to take effect on the global economies, they will be seen in the form of higher demand for oil, metals and other natural resources. However, we have continued to avoid bonds from emerging markets, which we regard as overvalued currently.

While we continue to find attractive values in investment-grade corporate bonds, high yield bonds currently offer unusually high yields relative to their higher quality counterparts. We are therefore currently exploring investment opportunities among domestic companies that are likely to improve their credit characteristics over time, potentially enabling the fund to lock in high current yields and participate in possible price appreciation.
May 14, 2001

(1) TOTAL RETURN INCLUDES REINV.ESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GLOBAL BOND INDEX IS A BROAD-BASED INDEX CONSISTING OF FIXED-RATE, COUPON-BEARING BONDS WITH A MATURITY RANGE GREATER THAN OR EQUAL TO ONE YEAR AND INCLUDES BBB-RATED BONDS AND SOME BONDS THAT ARE NOT RATED BY THE MAJOR U.S. RATING AGENCIES. The Fund

(PAGE)

STATEMENT OF INVESTMENTS
April 30, 2001 (Unaudited)
                                                        Principal
---------------------------------------------------------------------------------------------------------------------------
Bonds and Notes--102.1%                                    Amount a       Value ($)
---------------------------------------------------------------------------------------------------------------------------
Aircraft & Aerospace--3.1%
BE Aerospace,
  Sr. Sub. Notes, 8.875%, 2011                              25,000 b        25,250
Goodrich (BF),
  Notes, 7%, 2038                                           80,000          68,298
Northrop-Grumman,
  Deb., 9.375%, 2024                                        38,000          40,871
Raytheon,
  Deb., 7.375%, 2025                                        49,000          44,491
                                                                           178,910
Asset-Backed Ctfs.--3.3%
Litigation Settlement Monetized Fee Trust:
  Ser. 2001-1A, Cl. A1, 8.33%, 2031                         45,056 b        44,888
  Ser. 2001-1A, Cl. A2, 10.98%, 2031                         8,000 b         7,850
The Money Store Home Equity Trust,
  Ser. 1996-C, Cl. A14, 7.785%, 2022                       130,000         135,687
                                                                           188,425
Automotive--6.1%
Dana,
  Notes, 6.25%, 2004                                       125,000         116,405
Federal-Mogul,
  Notes, 7.875%, 2010                                       25,000           3,875
Sanluis,
  Sr. Notes, 8.875%, 2003                                  250,000 b,c     208,125
United Rentals,
  Gtd. Notes, 10.75%, 2008                                  23,000 b        23,259
                                                                           351,664
Banking--3.0%
Bank One,
  Notes, 6.5%, 2006                                         21,000          21,363
Capital One Financial:
  Notes, 7.25%, 2003                                        50,000          50,383
  Notes, 7.25%, 2006                                        38,000          36,283
J.P. Morgan Chase & Co.,
  Sub. Notes, 6.75%, 2011                                   63,000          63,459
                                                                           171,488
(PAGE)

                                                         Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                              Amount (a)       Value ($)
--------------------------------------------------------------------------------
Cable Television--1.6%
Adelphia Communications:
  Sr. Notes, Ser. B, 8.125%, 2003                           55,000          53,762
  Sr. Notes, Ser. B, 7.5%, 2004                             40,000          38,300
                                                                            92,062
Commercial Mortgage Pass-Through Ctfs.--8.4%
CS First Boston Mortgage Securities,
  Ser. 1998-C1, Cl. C, 6.78%, 2009                         250,000         249,764
First Union National Bank,
  Ser. 2000-C2, Cl. A2, 7.202%, 2010                        60,000          62,494
GE Capital Mortgage,
  Ser. 2001-1, Cl. A1, 6.079%, 2010                        104,000         104,291
Green Tree Home Improvement Loan Trust,
  Ser. 1997-A, Cl. HEA6, 7.16%, 2028                        65,940          67,427
                                                                           483,976
Consumer--.6%
Anheuser-Busch Cos.,
  Notes, 7.5%, 2012                                         32,000          35,035
Electric Power--4.4%
Empresa Electrica Guacolda,
  Sr. Notes, 7.95%, 2003                                   250,000 b       251,313
Finance--7.7%
Conseco Financial,
  Sr. Sub. Notes, 10.25%, 2002                              27,000          26,055
Dresdner Funding Trust I,
  Bonds, 8.151%, 2031                                       84,000 b        83,947
Ford Motor Credit:
  Bonds, 7.375%, 2011                                       54,000          55,423
  Notes, 6.875%, 2006                                       44,000          44,821
Heller Financial,
  Notes, 6.375%, 2006                                       62,000          62,497
Household Financial,
  Notes, 6.5%, 2006                                            62,000        62,901
Morgan Stanley Dean Witter & Co.,
  Notes, 6.75%, 2011                                       105,000         104,579
                                                                           440,223

(PAGE)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                         Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                              Amount (a)       Value ($)
--------------------------------------------------------------------------------
Foreign/Governmental--1.6%
Republic of Argentina,
  Discount Notes, Ser. D, 0%, 2002                         100,000          89,250
Industrial--2.0%
Neenah:
  Sr. Notes, Ser. B, 11.125%, 2007                          50,000          25,000
  Sr. Notes, Ser. F, 11.125%, 2007                         100,000          50,000
Terex,
  Sr. Sub. Notes, 10.375%, 2011                             39,000 b        39,975
                                                                           114,975
Oil & Gas--4.6%
Chesapeake Energy,
  Sr. Notes, 8.125%, 2011                                   68,000 b        66,385
Consolidated Natural Gas,
  Sr. Notes, 6.85%, 2011                                    59,000          58,531
Ocean Energy,
  Sr. Sub. Notes, Ser. B, 8.375%, 2008                      29,000          30,595
Pemex Project Funding Master Trust,
  Medium-Term Notes, 9.125%, 2010                           13,000          13,195
R & B Falcon,
  Sr. Notes, Ser. B, 7.375%, 2018                          102,000          98,213
                                                                           266,919
Pharmaceuticals--1.1%
American Home Products,
  Notes, 6.7%, 2011                                         38,000 b        37,239
Johnson & Johnson,
  Deb., 8.72%, 2024                                         24,000          26,448
                                                                            63,687
Real Estate Investment Trust--.9%
New Plan Excel Realty Trust,
  Sr. Notes, 6.875%, 2004                                   50,000          49,848
Residential Mortgage Pass-Through Ctfs.--1.3%
Countrywide Home Loans,
  Ser. 2000-9, Cl. B2, 7.5%, 2031                              74,655        72,082
Retail--.2%
Saks,
  Gtd. Sr. Notes, 7.375%, 2019                               5,000           3,575
Sleepmaster,
  Sr. Notes, Ser. B, 11%, 2009                               9,000           6,975
                                                                            10,550
(PAGE)

                                                         Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                             Amount (a)        Value ($)
--------------------------------------------------------------------------------
Technology--.6%
Solectron,
  Conv. Notes, 0%, 2019                                     63,000          32,760
Telecommunication--7.6%
Global Crossing Holdings,
  Sr. Sub. Deb., 8.7%, 2007                                103,000 b        95,017
Globo Communicacoes Participacoes,
  Bonds, 10.625%, 2008                                     250,000 b       210,625
Marconi,
  Bonds, 8.375%, 2030                                       29,000          26,231
Time Warner Telecom,
  Sr. Notes, 10.125%, 2011                                  21,000          21,000
Tritel PCS,
  Sr. Sub. Notes, 10.375%, 2011                             90,000 b        84,150
                                                                           437,023
U.S. Governments--4.9%
U.S. Treasury Bonds,
  6.25%, 5/15/2030                                          22,000          23,213
U.S. Treasury Inflation Protection Securities,
  3.875%, 4/15/2029                                        225,000 d       255,914
                                                                           279,127
U.S. Government Agencies--5.6%
Federal National Mortgage Association:
  Medium-Term Notes, 6.5%, 7/10/2002               AUD     500,000         260,187
  Notes, 6.25%, 2/1/2011                                     6,000           5,959
Tennessee Valley Authority,
---------------------------------------------------------------------------------------------------------------------------
  Valley Indexed Principal Securities,
  3.375%, 1/15/2007                                         50,000 d        54,258
                                                                           320,404
U.S. Government Agencies/
  Mortgage-Backed--10.9%
Federal Home Loan Mortgage Corp.:
  6.5%                                                     335,000 e       331,858
  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.
    (Interest Only Obligation):
      Ser. 2116, Cl. JI, 6.5%, 6/15/2025                   387,476 f        66,682
      Ser. 2292, Cl. TS, 6.5%, 12/15/2021                  591,700 f       131,653
Federal National Mortgage Associaion,
  6.2%, 1/1/2011                                            99,743          98,964
                                                                           629,157

(PAGE)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                         Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                              Amount (a)       Value ($)
--------------------------------------------------------------------------------
Utilities/Gas & Electric--1.5%
Marketspan,
  Deb., 8.2%, 2023                                          32,000          31,785
Oneok,
  Sr. Notes, 7.125%, 2011                                   58,000          56,827
                                                                            88,612
Utilities/Telephone--5.1%
Deutsche Telekom International Finance,
  Gtd. Notes, 8.25%, 2030                                  103,000         101,079
France Telecom,
  Bonds, 8.5%, 2031                                         30,000 b        31,009
Koninklijke KPN,
  Sr. Notes, 8.375%, 2030                                  105,000          97,987
SBC Communications,
  Notes, 5.75%, 2006                                        23,000          22,828
Sprint Capital,
  Gtd. Notes, 6.9%, 2019                                    47,000          41,060
                                                                           293,963
Wireless Communications--1.3%


American Tower,
  Sr. Notes, 9.375%, 2009                                   26,000 b        26,065
Nextel Communications:
  Sr. Notes, 9.375%, 2009                                   19,000          15,770
  Sr. Notes, 9.5%, 2011                                     43,000 b        35,582
                                                                            77,417
Yankee--14.7%
Alestra,
  Sr. Notes, 12.625%, 2009                                 250,000         212,500
Anderson Exploration,
  Notes, 6.75%, 2011                                        40,000          39,541
Flextronics International,
  Sr. Sub. Notes, 9.875%, 2010                              18,000          18,000
Gulf Canada Resources,
  Notes, 7.125%, 2011                                       80,000          79,552
Innova,
  Sr. Notes, 12.875%, 2007                                 250,000         219,374
Pemex Finance,
  Asset-Backed Ctfs.,
  6.125%, 2003                                              51,333          50,639
(PAGE)

                                                         Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                              Amount (a)       Value ($)
--------------------------------------------------------------------------------
Yankee (continued)
Petro-Canada,
  Deb., 7.875%, 2026                                        58,000          60,605
Petroleum Geo-Services:
  Sr. Notes, 7.125%, 2028                                   16,000          12,612
  Sr. Notes, 8.15%, 2029                                    16,000          14,134
YPF Sociedad Anonima,
  Notes, 7.5%, 2002                                        135,386         137,281
                                                                           844,238
Total Bonds and Notes
  (cost $5,954,243)                                                      5,863,108
---------------------------------------------------------------------------------------------------------------------------

                                   Face Amount
                                   Covered by

Options--.0%                                            Contracts a       Value ($)
---------------------------------------------------------------------------------------------------------------------------
Call Options;
  U.S. Treasury Bonds, 5.75%, 11/15/2005,
  May 2001 @ $105.6171875
  (cost $1,041)                                            185,000              29
---------------------------------------------------------------------------------------------------------------------------

                                    Principal
Other Securities--3.9%                                     Amount a       Value ($)
---------------------------------------------------------------------------------------------------------------------------
Banking--3.0%
Abbey National Capital Trust I,
  Gtd. Non-Cumulative Trust Preferred Securities,
  8.963%, 6/30/2030                                        131,000 g,h     142,835
BNP Paribas Capital Trust,
  Non-Cumulative Trust Preferred Securities,
  9.003%, 10/27/2010                                        30,000 b,g,h    32,586
                                                                           175,421
Finance--.6%
ING Capital Funding Trust III,
  Non-Cumulative Gtd. Trust Preferred Securities,
  8.439%, 12/31/2010                                        30,000 g,h      31,855
Yankee--.3%
HSBC Capital Funding,
  Preferred Securities, Ser. 2, 10.176%, 6/30/2030          15,000 b,g,h    18,176
Total Other Securities
  (cost $225,349)                                                          225,452

(PAGE)

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
PREFERRED STOCKS--.2%                                       Shares        Value ($)
--------------------------------------------------------------------------------
Telecommunication;
Mediaone Group,
  Cum. Conv., $3.633
  (cost $15,785)                                               200          13,875
---------------------------------------------------------------------------------------------------------------------------

                                    Principal
Short-Term Investments--.7%                                Amount a       Value ($)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bills;
  3.704%, 5/31/2001
  (cost $42,856)                                            43,000 i        42,876
---------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $6,239,274)                            106.9%    6,145,340

Liabilities, Less Cash and Receivables                          (6.9%)    (399,281)

Net Assets                                                     100.0%    5,746,059

a    Principal   amount  will  be  in  U.S.   Dollars  unless  otherwise  noted.
     AUD--Australian Dollar

b Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to $1,321,441 or 23.0% of net assets.

c Reflects date security can be redeemed at holder's option; the stated maturity is 3/18/2008.

d Principal amount for accrual purposes is periodically adjusted based on changes to the Consumer Price Index.

e    Purchased on a forward commitment basis.

f    Notional face amount shown.

g The stated interest rate is in effect until a specified date at which time the interest rate becomes subject to periodic change.

h    Date shown represents earliest date the issuer may redeem the security.

i Held by a broker as collateral for open financial futures positions. See notes to financial statements.

(PAGE)

STATEMENT OF FINANCIAL FUTURES
April 30, 2001 (Unaudited)
                                                                                 Unrealized
                                    Market Value                               Appreciation
                                      Covered by                              (Depreciation)
                         Contracts Contracts ($)        Expiration             at 4/30/2001 ($)
---------------------------------------------------------------------------------------------------------------------------
Financial Futures (Long)
U.S. Treasury 15 Year Bonds      2       200,938          June 2001             313

Financial Futures (Short)
U.S. Treasury 5 Year Notes       7       728,875          June 2001           4,141
Euro Dollar (90 Day Interest)    6     1,436,850     September 2001            (788)
                                                                              3,666
See notes to financial statements.

(PAGE)


STATEMENT OF OPTIONS WRITTEN
April 30, 2001 (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                       Face Amount
                                                        Covered by
Options--.0%                                          Contracts ($)       Value ($)
---------------------------------------------------------------------------------------------------------------------------
Call Options
Federal National Mortgage Association,
  30 Year Notes, 6.5%
  May 2001 @ $100.328125
  (premiums received $1,035)                               250,000              39
See notes to financial statements.

(PAGE)

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
                                                                  Cost         Value
Assets ($):
Investments in securities--See Statement of Investments      6,239,274     6,145,340
Receivable for investment securities sold                                    309,403
Dividends and interest receivable                                            114,060
Receivable for shares of Beneficial Interest subscribed                        4,995
Receivable for futures variation margin--Note 4(a)                               445
Prepaid expenses and other assets                                             35,493
Due from The Dreyfus Corporation and affiliates                                5,935
                                                                           6,615,671
---------------------------------------------------------------------------------------------------------------------------
Liabilities ($):
Cash overdraft due to Custodian                                              247,338
Payable for investment securities purchased                                  613,277
Outstanding options written, at value
  (premiums received $1,035)--see Statement of Options Written                    39
Accrued expenses                                                               8,958
                                                                             869,612
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                             5,746,059
---------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                            5,755,439
Accumulated undistributed investment income--net                              34,518
Accumulated net realized gain (loss) on
   investments and financial futures                                          45,447
Accumulated net unrealized appreciation (depreciation)
  on investments, options and foreign currency transactions
  (including $3,666 net unrealized appreciation
  on financial futures)--Note 4(b)                                           (89,345)
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                                             5,746,059
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
                                 Class A       Class B        Class C        Class R
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                 2,047,010     2,492,086        697,494        509,469
Shares Outstanding               163,782       199,533         55,861         40,754
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($)      12.50         12.49          12.49          12.50
See notes to financial statements.

(PAGE)

STATEMENT OF OPERATIONS
From December 29, 2000 (commencement of operations)  to April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Investment Income ($):
Income:
Interest Income                                                             153,962
Cash dividends                                                                  363
Total Income                                                                154,325
Expenses:
Management fee--Note 3(a)                                                     11,644
Registration fees                                                            15,971
Legal fees                                                                   12,666
Distribution fees--Note 3(b)                                                   5,161
Auditing fees                                                                 4,686
Shareholder servicing costs--Note 3(c)                                         4,088
Custodian fees--Note 3(c)                                                      3,612
Prospectus and shareholders' reports                                          1,698
Trustees' fees and expenses--Note 3(d)                                           211

Miscellaneous                                                                 1,378
Total Expenses                                                               61,115
Less--expense reimbursement from
  The Dreyfus Corporation due
  to undertaking--Note 3(a)                                                  (34,003)
Net Expenses                                                                 27,112
Investment Income--Net                                                       127,213
---------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                     102,694
Net realized gain (loss) on financial futures                               (57,247)
Net Realized Gain (Loss)                                                     45,447
Net unrealized appreciation (depreciation) on investments, options and foreign currency transactions (including $3,666
  net unrealized appreciation on financial futures)                         (89,345)
Net Realized and Unrealized Gain (Loss) on Investments                      (43,898)
Net Increase in Net Assets Resulting from Operations                         83,315
See notes to financial statements.

(PAGE)

STATEMENT OF CHANGES IN NET ASSETS
From December 29, 2000 (commencement of operations)  to April 30, 2001
(Unaudited)
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                                                     127,213
Net realized gain (loss) on investments                                     45,447
Net unrealized appreciation (depreciation) on investments                  (89,345)
Net Increase (Decrease) in Net Assets Resulting from Operations             83,315
---------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders from ($): Investment income--net:
Class A shares                                                             (36,759)
Class B shares                                                             (37,247)
Class C shares                                                              (9,191)
Class R shares                                                              (9,498)
Total Dividends                                                            (92,695)
---------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):

Net proceeds from shares sold:
Class A shares                                                           2,010,995
Class B shares                                                           2,463,847
Class C shares                                                             691,449
Class R shares                                                             500,000
Dividends reinvested:
Class A shares                                                              36,698
Class B shares                                                              34,708
Class C shares                                                               8,244
Class R shares                                                               9,498
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                                       5,755,439
Total Increase (Decrease) in Net Assets                                  5,746,059
---------------------------------------------------------------------------------------------------------------------------
Net Assets ($):
Beginning  of  Period  --  End  of  Period  5,746,059  Undistributed  investment income--net 34,518 See notes to financial statements.

(PAGE)



Capital Share Transactions:
Class A
Shares sold                                                                160,869
Shares issued for dividends reinvested                                       2,913
Net Increase (Decrease) in Shares Outstanding                              163,782
---------------------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                196,777
Shares issued for dividends reinvested                                       2,756
Net Increase (Decrease) in Shares Outstanding                              199,533
---------------------------------------------------------------------------------------------------------------------------
Class C
Shares sold                                                                 55,206
Shares issued for dividends reinvested                                         655
Net Increase (Decrease) in Shares Outstanding                               55,861
---------------------------------------------------------------------------------------------------------------------------
Class R

Shares sold                                                                 40,000
Shares issued for dividends reinvested                                         754
Net Increase (Decrease) in Shares Outstanding                               40,754
See notes to financial statements.

(PAGE)

(PAGE)

FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for each share class for the period from December 29, 2000 (commencement of operations to April 30, 2001. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would be increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                 Class A  Class B   Class C   Class R
                                                  Shares   Shares    Shares    Shares
---------------------------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period               12.50     12.50     12.50     12.50
Investment Operations:
Investment income--net                               .39       .35       .34       .40
Net realized and unrealized gain
  (loss) on investments                             (.08)     (.07)     (.07)     (.08)
Total from Investment Operations                     .31       .28       .27       .32
Distributions:
Dividends from investment income--net               (.31)     (.29)     (.28)     (.32)
Net asset value, end of period                     12.50     12.49     12.49     12.50
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) a                                  5.45b     4.88b     4.67b     5.65
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets a           1.25      1.75      2.00      1.00
Ratio of net investment income
  to average net assets a                           7.38      6.85      6.61      7.63
Decrease reflected in
  above expense ratios
  due to undertakings by
  The Dreyfus Corporation a                         1.83      1.89      1.93      1.83
Portfolio Turnover Rate c                         659.01    659.01    659.01    659.01
---------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)              2,047     2,492       697       509
a  Annualized.
b  Exclusive of sales charge.
c  Not annualized.

See notes to financial statements.

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Income Fund (the "fund") is a separate non-diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund, which commenced operations on December 29, 2000. The fund's investment objective is to maximize current income. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fiscal year end of the fund is October 31.

The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
                                                             The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over the counter are priced at the mean between bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent

(PAGE)

of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To

                                                                      The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.
(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from December 29, 2000 (commencement of operations) through October 31, 2001 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the funds aggregate annual expenses, excluding 12b-1 distribution plan fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings, and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $34,003 during the period ended April 30, 2001.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1%

(PAGE)

of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2001, Class B and Class C shares were charged $3,710 and $1,451, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B and Class C shares were charged $1,712, $1,855 and $484, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $36 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001 the fund was charged $3,612 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees

                                                                      The Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions, during the period ended April 30, 2001, amounted to $34,405,631 and $28,321,814, respectively.

The following summarizes the fund's call/put options written for the period ended April 30, 2001:

                               Face Amount               Options Terminated
--------------------------------------------------------------------------------
                          Covered by      Premiums               Net Realized
Options Written:        Contracts ($)  Received ($)  Cost ($)  Gain (Loss) ($)
--------------------------------------------------------------------------------
Face amount covered by
  contracts outstanding
  December 29, 2000             --          --

Face amount covered by
  contracts written        250,000       1,035

Face amount covered by
  contracts outstanding
  April 30, 2001           250,000       1,035

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of

(PAGE)

the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b) At April 30, 2001, accumulated net unrealized depreciation on investments, financial futures and options written was $89,272, consisting of $56,017 gross unrealized appreciation and $145,289 gross unrealized depreciation.
At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                                             The Fund

(PAGE)

                                                           For More Information

                        Dreyfus Premier Strategic Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166
                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  538SA0401


(PAGE)